UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): September 25, 2007
MIDWEST BANC HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-29598	36-3252484
State or Other Jurisdiction of	Commission File No.	I.R.S. Employer Identification
Incorporation or Organization		Number
501 W. NORTH AVENUE
MELROSE PARK, ILLINOIS 60160
(Address of principal executive offices)
(708) 865-1053
(Registrant’s Telephone Number,
Including Area Code)
NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On September 28, 2007, Midwest Banc Holdings, Inc. (the “Company”) entered into a term loan agreement ($75,000,000) with a maturity date of September 28, 2010, and amended its revolving line of credit reducing it from $75,000,000 to $25,000,000.
     Interest payments on the term loan are due monthly with the rate varying between the one month LIBOR plus 125 basis points to the one month LIBOR plus 155 basis points depending on the Company’s profitability. The initial rate for this note is one month LIBOR plus 140 basis points. Interest payments on the revolving line of credit are due monthly with the rate varying at the one month LIBOR rate plus 100 basis points to the one month LIBOR plus 130 basis points depending upon the Company’s profitability. The initial rate for this note is one month LIBOR plus 115 basis points.
     The loans are secured by the common stock of the Company’s subsidiary bank. The revolving line of credit and the term loan include the following covenants: (1) the subsidiary bank must not have nonperforming loans in excess of 3.00% of total loans; (2) the subsidiary bank must report a quarterly profit, excluding charges related to acquisitions; and (3) the subsidiary bank must be considered well capitalized. The Company was in compliance with these debt covenants as of September 28, 2007.
     The Company anticipates borrowing the full amount of the term loan when it consummates its acquisition of Northwest Suburban Bancorp, Inc.
     The loan agreements are attached hereto as Exhibit 10.1 and are incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     On September 28, 2007, Midwest Banc Holdings, Inc. (the “Company”) entered into a term loan agreement ($75,000,000) with a maturity date of September 28, 2010, and amended its revolving line of credit reducing it from $75,000,000 to $25,000,000.
     Interest payments on the term loan are due monthly with the rate varying between the one month LIBOR plus 125 basis points to the one month LIBOR plus 155 basis points depending on the Company’s profitability. The initial rate for this note is one month LIBOR plus 140 basis points. Interest payments on the revolving line of credit are due monthly with the rate varying at the one month LIBOR rate plus 100 basis points to the one month LIBOR plus 130 basis points depending upon the Company’s profitability. The initial rate for this note is one month LIBOR plus 115 basis points.
     The loans are secured by the common stock of the Company’s subsidiary bank. The revolving line of credit and the term loan include the following covenants: (1) the subsidiary bank must not have nonperforming loans in excess of 3.00% of total loans; (2) the subsidiary bank must report a quarterly profit, excluding charges related to acquisitions; and (3) the subsidiary bank must be considered well capitalized. The Company was in compliance with these debt covenants as of September 28, 2007.
     The Company anticipates borrowing the full amount of the term loan when it consummates its acquisition of Northwest Suburban Bancorp, Inc.
     The loan agreements are attached hereto as Exhibit 10.1 and are incorporated herein by reference.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
5.02(e)
     The Company (or its subsidiaries) have entered into transitional employment agreements, (“TEAs”), with certain of its executive officers who were named in the Company’s 2007 annual meeting proxy statement (Messrs. Kadolph, Bernstein and Caravello) and 15 other officers and supplemental executive retirement plans, (“SERPs”), with all of the executive officers named in the Company’s 2007 annual meeting proxy statement and 37 other officers. The Company also maintains a Stock and Incentive Plan, the Plan, in which all of the executive officers of the

Company and its subsidiaries are eligible to participate. Earlier this year, the Internal Revenue Service finalized regulations under Section 409A of the Internal Revenue Code of 1986, as amended. On September 25, 2007, the board of directors of the Company, acting on a recommendation from the board of directors compensation committee, approved revisions to the TEAs, the SERPs and the Plan so that they comply with Section 409A and the regulations adopted thereunder. The new TEA and SERP documents will replace the existing agreements currently used by the Company.
     The TEAs are designed to mitigate the impact of change-in-control transactions on the performance of key officers and executives. In the event of a “change-in-control” (generally, the acquisition of more than 50% of the fair market value or the voting power or the sale of 50% or more of the assets of the Company or the relevant subsidiary), the agreements require the Company, the relevant subsidiary or any successor, as the case may be, to continue the employment of the affected officers for either 12 or 24 months in their respective positions and at their respective salaries (including the payment of directors’ fees, if any) with the right to participate in new or continuing incentive, bonus and other employee benefit plans.
     In the event the employment of an officer is terminated by (1) the officer for “good reason” during the two years following the change-in-control (e.g., a material reduction in salary, a material diminution in authority, duties or responsibility, or a material change in the geographic location at which the employee performs services) (subject to the requirement that certain officers must wait 90 days following the initial existence of one of the good reason conditions to exercise such right of termination), or (2) by an acquiror for any reason other than death, disability or cause the acquiror is obligated to continue the affected officer’s salary (including the payment of directors’ fees, if any) for 12 or 24 months after the termination of employment and the affected officer is prohibited from competing with the Company for 6 months or 24 months, respectively.
     The Company has implemented the SERPs for the purpose of providing certain retirement benefits to those executive and other corporate officers of the Company and its subsidiaries approved by the board of directors. The annual retirement benefit available under the SERP is calculated to range from 20% to 35% of final salary (as defined in the SERP agreement) at normal retirement age of 65 and is payable over 15 years. To qualify, each participant must continue to remain employed with the Company for at least five years following the execution of the agreement. Benefits are payable in various forms in the event of normal retirement, early retirement, death, disability, and separation from service, subject to certain conditions defined in the plan. The SERP also provides for the payment of certain death benefits. The SERP also provides for lump sum payment of the SERP benefits if employment is terminated following a change-in-control.
     In order to comply with Section 409A and the regulations promulgated thereunder, the definitions for “change-in-control,” “disability,” and separation from employment for “good reason” following a change-in-control were revised. Other technical changes were made to these agreements.
     The Plan was amended to revise the definition of “change-in-control” and “disability” and to make other technical amendments.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:
Exhibit 2.01 Transitional Employment Agreement
Exhibit 2.02 Supplemental Executive Retirement Agreement
Exhibit 2.03 First Amendment to the Midwest Banc Holdings, Inc. Stock and Incentive Plan
Exhibit 10.1 Loan Agreement

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWEST BANC HOLDINGS, INC.
Date: October 1, 2007	By:	/s/Daniel R. Kadolph
Daniel R. Kadolph
Executive Vice President and Chief Financial Officer

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